     SUPPLEMENT NO. 3
dated December 1, 2005 to the Prospectus dated October 15, 2004 for the TIAA-CREF Lifecycle Funds

Because TIAA-CREF Individual & Institutional Services, Inc. is not serving as custodian for the accounts through which shares of the TIAA-CREF Lifecycle Funds are offered, the following replaces the first two paragraphs of the “How to Purchase Shares” section of prospectus:

Eligible Investors

Shares of the Lifecycle Funds are offered through accounts established by employers, or the trustees of plans sponsored by employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in sections 401(a) (including 401(k) and Keogh plans), 403(b)(7) and 457 of the Code. Lifecycle Fund shares also may be offered through custody accounts established by individuals as IRAs pursuant to section 408 of the Code.

Starting Out

If you are a participant in such a plan and your employer or plan trustee has established a plan account, then you may direct the purchase of shares of the funds offered under the plan for your account. You should contact your employer to learn how to enroll in the plan. Your employer must notify TIAA-CREF that you are eligible to enroll. In many cases, you will be able to use TIAA-CREF Web Center’s online enrollment feature at www.tiaa-cref.org.

The following replaces the second and third paragraphs under the “Purchase of Shares” section of the prospectus:

There is currently no minimum investment requirement to purchase the Lifecycle Funds. Your employer’s plan may limit the amount that you may invest in your participant account. In addition, the Code limits total annual contributions to most types of plans. Further, we reserve the right to restrict the frequency of investments made in the Lifecycle Funds by participant accounts. We accept purchase payments only in U.S. dollars. Each investment in your participant account must be for a specified dollar amount. We do not accept purchase requests specifying a certain price, date, or number of shares.

We have the right to reject your custody application and to refuse to sell additional shares of any Fund to any investor for any reason. We treat all orders to purchase Fund shares as being received by it when they are received in “good order”. We may suspend or terminate the offering of shares of one or more Lifecycle Funds to your employer’s plan.

The following replaces the paragraph under the heading “Opening an IRA or Keogh Account”:

Any plan participant or person eligible to participate in a plan may open an IRA or Keogh custody account and purchase Lifecycle Fund shares for their account. For more information about opening an IRA, please call our Telephone Counseling Center at 800 842-2888 or go to the TIAA-CREF Web Center at www.tiaa-cref.org. We reserve the right to limit the ability of IRA and Keogh accounts to purchase certain Funds.

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